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Contract Trust
Pass Through Certificates
Series 2000-5
Investor Number 52000092

Determination Date:     01-Nov-00
Remittance Date A-1     06-Nov-00
Remittance Date A-2     13-Nov-00
Remittance Date A-3     14-Nov-00
Month End Date:         30-Sep-00
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
  (a)     Class A-1 Distribution Amount                                                               2,944,444.44
  (b)     Class A-1 Distribution Principal                                                            2,025,000.00
                           Scheduled Payments of  Principal                             369,038.91
                           Partial Prepayments                                          200,237.96
                           Scheduled Principal Balance Principal Prepayment in Full   1,391,771.15
                           Scheduled Principal Balance Liquidated Contracts              69,176.23
                           Scheduled Principal Balance Repurchases                            0.00
                           Previous Holdover Amount                                           0.00
                           Current Holdover Amount                                       (5,224.25)
                           Prevous Undistributed Shortfalls                                   0.00
  (c)     Class A-1 Interest Distribution                                                               919,444.44
          Class A-1 Interest Shortfall                                                                        0.00
  (d)     Class A-1 Remaining Certificate Balance                                                   122,975,000.00

  (e)     Class A-2 Distribution Amount                                                               1,080,347.22
  (f)     Class A-2 Distribution Principal                                                                    0.00
                           Scheduled Payments of Principal                                    0.00
                           Partial Prepayments                                                0.00
                           Scheduled Principal Balance Principal Prepayment in Full           0.00
                           Scheduled Principal Balance Liquidated Contracts                   0.00
                           Scheduled Principal Balance Repurchases                            0.00
                           Previous Holdover Amount                                           0.00
                           Current Holdover Amount                                            0.00
                           Prevous Undistributed Shortfalls                                   0.00
  (g)     Class A-2 Interest Distribution                                                             1,080,347.22
          Class A-2 Interest Shortfall                                                                        0.00
  (h)     Class A-2 Remaining Certificate Balance                                                   125,000,000.00

  (i)     Class A-3 Distribution Amount                                                               1,108,333.33
  (j)     Class A-3 Distribution Principal                                                                    0.00
                           Scheduled Payments of Principal                                    0.00
                           Partial Prepayments                                                0.00
                           Scheduled Principal Balance Principal Prepayment in Full           0.00
                           Scheduled Principal Balance Liquidated Contracts                   0.00
                           Scheduled Principal Balance Repurchases                            0.00
                           Previous Holdover Amount                                           0.00
                           Current Holdover Amount                                            0.00
                           Prevous Undistributed Shortfalls                                   0.00
  (k)     Class A-3 Interest Distribution                                                             1,108,333.30
          Class A-3 Interest Shortfall                                                                        0.00
  (l)     Class A-3 Remaining Certificate Balance                                                   125,000,000.00

  (m)     Class A-1 Pass Through Rate                                                                     6.620000%
          Class A-2 Pass Through Rate                                                                     6.620000%
          Class A-3 Pass Through Rate                                                                     6.650000%

  (n)     Senior Monthly Servicing Fee                                                                  312,500.00
          Subordinated Monthly Servicing Fee                                                                  0.00
          Subordinated Monthly Servicing Fees remaining unpaid                                                0.00
          Section 7.05 Legal Fees                                                                             0.00

 (o)      Servicing Fees Subordination Event                                                                    NO

 (p)      Servicer Termination Event                                                                            NO


 (q)      Delinquency                                          # of Contracts                    Prin. Balance
                                                               -----------------              --------------------
                        a)  Loans 31 to 59 days delinquent              81                            3,818,414.44
                        b)  Loans 60 to 89 days delinquent              10                              588,822.66
                        c)  Loans delinquent 90 or more                  0                                    0.00
                        days
                                                               -----------------              --------------------
                                                                        91                            4,407,237.10
                                                               =================              ====================
 (r)      Repurchased Contracts
                        Repurchased Contracts                        Number                     Repurchase Price
                                                                ---------------               --------------------
                       (see attached                       Total         0                                    0.00
                       schedule)                     Repurchases
                                                                ==============                ====================

 (s)      Repossessions or Foreclosures                             Number                       Actual Balance
                                                                --------------                --------------------
                                               BOP Repossessions         0                           $        0.00
                                                            Plus        14                              548,014.60
                                                   Repossessions
                                                      this Month
                                               Less Liquidations        (2)                            ($69,257.12)
                                                                --------------                --------------------
                                               EOP Repossessions        12                           $  478,757.48
                                                                ==============                ====================

 (t)      Enhancement Payment                                                                                 0.00

 (u)      Monthly Advance                                                                               632,351.29
          Outstanding Amount Advanced                                                                   632,351.29

 (v)      Deposit to Special Account                                                                          0.00

 (w)      Amount Distributed to Class R Certificateholders                                                    0.00


 (x)      Previous Period Net Weighted Average Contract Rate                                                  9.92%
          Current Period Net Weighted Average Contract Rate                                                   9.92%

 (y)      Number of Manufactured Homes currently held due to repossession                                       12
          Principal balance of Manufactured Homes currently held                                        478,757.48

 (z)      Pool Principal Balance Percentage                                                              99.458607%

 (aa)     Aggregate Deficiency Amounts                                                                        0.00
          Servicer Deficiency Amounts received                                                                0.00

 (bb)     Additional Items

 (cc)     Class A-1 Net Funds Carryover Amount                                                                0.00
          Class A-2 Net Funds Carryover Amount                                                                0.00
          Class A-3 Net Funds Carryover Amount                                                                0.00

 (dd)     Deposit into the Certificate Account from the 2000-4 Reserve Account                                0.00

 (ee)     Cumulative Realized Losses                                                                      5,457.80
          Current Realized Loss Ratio                                                                        0.018%

 (ff)     1st Letter of Credit                          1st letter of Credit               2nd Letter of Credit
          Draw Amount under the LOC                               339,830.05                                  0.00
          Undrawn LOC Amount                                   74,285,169.95                                  0.00
          Letter of Credit Amount                              74,625,000.00                         18,187,500.00
          Amounts due LOC Provider for reimbursement                    0.00                                  0.00
          of previous draws
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